UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant ___
Check the appropriate box:
__	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
X    Definitive Proxy Statement
__	Definitive Additional Materials
__	Soliciting Material Pursuant to §240.14a-12

NEDAK ETHANOL, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
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__	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________
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5)	Total fee paid:_____________________________.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:_________________________________________________.

May 5, 2011

To the Members of NEDAK Ethanol, LLC:

The Annual Meeting of Members of our Company will be held on Wednesday June 15, 2011 at 1:00 p.m. C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713.

A Notice of internet availability of proxy materials (including the Proxy Card, Proxy Statement, Notice of the 2011 Annual Members Meeting and the Company’s 2010 Annual Report (the “Proxy Materials”)) was mailed to the Members today, and the Proxy Materials have been posted on our website, www.nedakethanol.com.  We urge all Members to access the Proxy Materials, print the Proxy Card, fill it out and send it to us to count your votes for the 2011 Annual Members Meeting.  We will also be mailing Proxy Cards to all Members on or about May 16, 2011.  Members are entitled to vote at the Annual Meeting on the basis of their Membership Units owned on the “record date” as explained in the attached Proxy Statement.  If you attend the Annual Meeting in June, you may nevertheless revoke the proxy and vote in person even though you previously mailed the enclosed Proxy Card.

It is important that your Units be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the Proxy Card at your earliest convenience.  I look forward to meeting you and with our Directors and Officers, reporting our activities and discussing the Company’s business.  I hope you will be present.

Very truly yours,

Everett Vogel
Chairman of the Board

NOTICE OF ANNUAL MEETING OF MEMBERS
TO BE HELD JUNE 15, 2011

To the Members of NEDAK Ethanol, LLC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Members of NEDAK Ethanol, LLC, a Nebraska limited liability company (the “Company”), will be held Wednesday, June 15, 2011 at 1:00 p.m. C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713, for the following purposes:

1.      To elect four Directors to serve until the 2014 Annual Members’ Meeting or until their respective successors shall be elected and qualified; and

2.      To transact such other business as may properly come before the meeting and any adjournment thereof.

Only Members holding Membership Units at the close of business on April 18, 2011, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

By Order of the Board of Directors

Timothy Borer, Secretary

Your Board of Directors desire that all Members be present in person or represented by proxy at the Annual Meeting.  Even if you plan to attend in person, please date, sign and return the Proxy Card available at www.nedakethanol.com at your earliest convenience so that your vote may be counted.  If you do attend the meeting in June, you may revoke your proxy and vote in person even though you mailed the Proxy Card.  The Proxy Card must be signed by each registered Member exactly as set forth on the Proxy Card.

PROXY STATEMENT

FOR ANNUAL MEETING OF MEMBERS
TO BE HELD JUNE 15, 2011

The Proxy Card members receive by mail and/or access on our website, www.nedakethanol.com, is solicited on behalf of the Board of Directors of NEDAK Ethanol, LLC (the “Company”) for use at the Annual Meeting of its Members (the “Annual Meeting”) to be held Wednesday June 15, 2011 at 1:00 p.m. C.D.T. at the Atkinson Community Center, West Highway 20, Nebraska 68713.  If the Proxy Card is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the Annual Meeting and voting in person.

The Company’s principal executive offices are located at 87590 Hillcrest Road, Atkinson, Nebraska, 68713.  This Proxy Statement, Notice of the Annual Meeting, the Proxy Card and the Company’s 2010 Annual Report are available on the Company’s website—www.nedakethanol.com—on or about May 4, 2011, and the Notice of Internet Availability of such materials will first be mailed to our security holders on or about May 5, 2011.

The cost of the solicitation of proxies will be borne by the Company.  In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by the Company’s principal executive officer and certain members of the Board of Directors without additional compensation.  No solicitation is to be made by specially engaged employees or other paid solicitors.

VOTING, VOTING SECURITIES AND PRINCIPAL UNIT HOLDERS

General

Under the terms of the Company’s Third Amended and Restated Operating Agreement dated March 4, 2009 (the “Operating Agreement”), only Members holding Class A Preferred Units or Common Units (collectively referred to as “Units”) as of the close of business on April 18, 2011 (the “Record Date”), will be entitled to notice of, and to vote, either in person or by Proxy Card, at the Annual Meeting and all adjournments thereof.  At the close of business on April 18, 2011, there were a total of 5,233 Common Units and 185.5 Class A Preferred Units outstanding.

Each Unit, including both Class A Preferred Units and Common Units, outstanding on the Record Date entitles its owner to one vote on all matters.  With respect to the election of Directors, every Member voting at the election of Directors may cumulate such Member’s votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the Member’s Units are entitled, or distribute the Member’s votes on the same principle among as many candidates as the Member thinks fit, provided that votes cannot be cast for more than the four nominees named in this Proxy Statement.  Accordingly, the four Director nominees will be elected by a plurality of the Units voted.  The Company is soliciting discretionary authority to cumulatively vote, equally among all four Director nominees, all Members’ Units.  On all other matters, each Unit has one vote.

Your Units will be voted in accordance with the instructions you indicate when you submit your Proxy Card.  If you submit a Proxy Card, but do not indicate your voting instructions, your Units will be voted as follows:

●	FOR the election of the Director nominees listed in this Proxy Statement; and

●
At the discretion of the proxy holders in a manner that they consider being in the best interests of the Company, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting by Mail

By signing and returning the Proxy Card according to the instructions provided, you are enabling the individuals named on the Proxy Card, known as “proxies,” to vote your Units at the meeting in the manner you indicate.  We encourage you to sign and return the Proxy Card even if you plan to attend the meeting.  In this way your Units will be voted even if you are unable to attend the meeting.  If you attend the Annual Meeting in June, you may nevertheless revoke the proxy and vote in person even though you previously mailed the enclosed Proxy Card.

Voting in Person at the Meeting

If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the meeting.  If your Units are registered directly in your name, you are considered the Unit holder of record, and you have the right to vote in person at the meeting.  If your Units are held in the name of your broker or other nominee, you are considered the beneficial owner of Units held in your name.  In that case, and if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these Units.

Quorum

The presence of Members holding twenty-five percent (25%) of all Units in person or by proxy shall constitute a quorum for the transaction of business at the Annual Meeting.  Proxies representing a Member’s Units or ballots which are marked to “withhold authority” with respect to the election of the nominees for election as Directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting and for purposes of voting for the election of the Directors.  Because the Proxy Card states how the Units will be voted in the absence of instructions by the Member, executed proxies bearing no instructions by the Member will be counted as present for quorum purposes and for the purpose of voting for the election of the Directors.

Holdings of Management and Principal Shareholders

The table below indicates certain information as of April 18, 2011 regarding the Units owned of (i) each Director of the Company, including the nominees for election as Directors, (ii) each executive officer named in the Summary Compensation Table, and (iii) all executive officers and Directors of the Company as a group.

Under the terms of the Operating Agreement, matters affecting the Company that require the approval of the Company’s Members require the affirmative vote of Members holding a majority of the outstanding Units, unless a greater percentage is otherwise required under the Operating Agreement or by law.  As of April 18, 2011, there were 5,233 Common Units and 185.5 Class A Preferred Units issued and outstanding.

The following table sets forth certain information as of April 18, 2011, with respect to the Unit ownership of: (i) each Director of the Company, and (ii) all officers and Directors of the Company as a group.  We are not aware of any person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who owns greater than 5% or who beneficially own more than 5% of our Units.   Messrs. Borer and Fagerland serve in the capacity of executive officers.  Except as noted below, the persons listed below possess sole voting and investment power over their respective Units.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Units1	Percent of Class	Amount and Nature of Beneficial Ownership of Class A Preferred Units1	Percent of Class

Todd Shane	19 Units	0.36%	7.2 Units	3.9%
Gerald Winings	13 Units 2	0.25%	7.2 Units	3.9%
Paul Corkle	51 Units 2	0.97%	8 Units	3.9%
Kirk Shane	19 Units 2	0.36%	8 Units	4.3%
Paul Seger	36 Units	0.69%	10 Units	5.4%
Clayton Goeke	28 Units 2, 5	0.54%	10 Units	5.4%
Robin Olson	23 Units6	0.44%	9.5 Units	5.1%
Everett Vogel	24 Units	0.46%	8 Units	4.3%
Timothy Borer	9 Units	0.17%	2 Units	1.1%
Jeff Lieswald	19 Units	0.36%	10 Units	5.4%
Kenneth Osborne	31 Units 3	0.59%	7.2 Units	3.9%
Richard Bilstein	15 Units 2	0.29%	7.2 Units	3.9%
Jerome Fagerland	19 Units4	0.36%	7.2 Units	3.9%
Steve Dennis	89 Units	1.70%	0 Units	0.0%

All Officers and Directors as a Group (14 persons)	395 Units	7.55%	101.5 Units	54.8%
_____________________

1	Beneficial ownership is determined in accordance with Securities and Exchange Commission rules and means having or sharing voting and investment power with respect to the securities.
2	Investment and voting power is shared with respect to these Units through joint ownership with the Director’s spouse.
3	Investment and voting power is shared with respect to these Units as ownership is held in the name of the Director’s family trust, of which the Director and his wife are co-trustees.
4	Nineteen of Mr. Fagerland’s shares have been pledged as security for a loan.
5	Twenty-five of Mr. Goeke’s shares have been pledged as security for a loan.
6	Five of Mr. Olson’s shares have been pledged as security for a loan.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Operating Agreement provides for a classified Board of Directors with the Board divided into three classes whose terms expire at different times.  The Board presently has 14 Directors.  Four directors are to be elected at the Annual Meeting to serve until the 2014 Annual Meeting or until their respective successors shall be elected and qualified.

The persons named in the accompanying Proxy Card intend to vote such proxy for the election of the nominees named below as Directors of the Company (each of whom are current Directors of the Company) unless the Member indicates on the Proxy Card that the vote should be withheld or contrary directions are indicated.  If the Proxy Card is signed and returned without any direction given, the votes represented by the Proxy Card will be voted for the election of the four nominees cumulatively and equally among all four nominees.  The Board of Directors has no reason to doubt the availability of any of the nominees and each has indicated his willingness to serve if so elected.  If any or all of the nominees shall decline or is unable to serve, it is intended that, in the discretion of the Board of Directors, either the Operating Agreement will be amended to reduce the size of the Board or the proxies will vote for a substitute nominee designated by the Board of Directors.

Proxies may not be voted for more than the four Director nominees set forth below.  Because Members cumulatively vote for Directors, the four Director nominees receiving the highest number of votes cast will be elected at the Annual Meeting.

Nominees

The Board of Directors has adopted a definition of “Independent Director” based upon the rules applicable to companies listed on the Nasdaq Stock Market (though the Units do not trade on any such market), but the Board has modified that definition so as to not exclude from the definition of “independent director” the following: (i) those Directors who serve as officers or employees of the Company but who do so without receiving compensation for their services as either an employee or officer and (ii) those directors who sell corn grain to the Company or who purchase distiller’s grains from the company, if such purchase or sale is at the posted price or the price generally offered by the Company to a non-director grain producer or cattle feeder (the “Independence Standard”).  The Independence Standard is available on the Company’s website, at www.nedakethanol.com, and was attached to the Proxy Statement for the Company’s 2010 Annual Meeting (the “2010 Proxy Statement”) as Appendix A.  The address for all Director nominees is 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713.

All of the nominees listed below with the exception of Jerome Fagerland, who is directly employed by the company as General Manager, meet the definition of “independent director” under the Independence Standard.  All of the nominees listed below were nominated by the Nominating Committee.

Information as of April 18, 2011 Regarding the Nominees for Directors
to be Elected in 2011 for Terms Ending in 2014

Name	Age	Present Term Expires	Business Experience
Jerome Fagerland	61	2011

Director of the Company since 2005; President of the Company since 2003; General Manager of the Company since 2006; President of Great Western Bank from 2002-2006; President and Chief Executive Officer of First Western Bank from 1991 to 2002.

The Company has determined that Mr. Fagerland is qualified to serve on the Board of Directors because of his experience in managing businesses based in the general locality of the Company.

Clayton Goeke	76	2011
Director of the Company since 2005; farmer and rancher for over the past 55 years.

The Company has determined that Mr. Goeke is qualified to serve on the Board of Directors because of his experience in farming and ranching in the locality of the Company.

Robin Olson	49	2011
Director of the Company since 2005; Director of Olson Industries, Inc., a manufacturer of airport light bases, irrigation systems, commercial trash containers, electric utility poles and other galvanized products, for 23 years; Principal of Alpha Galvanizing.

The Company has determined that Mr. Olson is qualified to serve on the Board of Directors because of his experience in owning and managing businesses based in the general in the locality of the Company.

Everett Vogel	57	2011
Director of the Company since 2005, Chairman and Vice President of the Company since 2006; President and Director of Stuart Fertilizer and Grain, Inc., a blender and distributor of agricultural fertilizers since 1985.

The Company has determined that Mr. Vogel is qualified to serve on the Board of Directors because of his experience in managing businesses based in the general locality of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER “ELECTION OF DIRECTORS-NOMINEES.”

Continuing Directors

Set forth below is information regarding the Directors of the Company.  All of the persons listed below meet the definition of “independent director” under the Independence Standard.  The address for all Directors is 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713.

Information as of April 18, 2011 Regarding the Directors Who are Not Nominees For Election and Whose Terms Continue Beyond 2011
Name	Age	Present Term Expires	Business Experience
Jeff Lieswald1	49	2012

Director of the Company since 2005; Principal of Agland Electric Motor and has worked as an electrician for 22 years.

The Company has determined that Mr. Lieswald is qualified to serve on the Board of Directors because of his experience in owning and managing a business based in the locality of the Company.

Kenneth Osborne2	68	2012
Director since 2005; Mr. Osborne has been the President and Director of Osborne Construction, Inc. since 1966.

The Company has determined that Mr. Osborne is qualified to serve on the Board of Directors because of his experience in managing a business based in the locality of the Company and his experience in serving as a director for another company.

Steve Dennis	49	2012
Director of the Company since 2005; Owner and manager of O’Neill Grain Co., a grain elevator operation, for 18 years.

The Company has determined that Mr. Dennis is qualified to serve on the Board of Directors because of his experience in owning and managing a business that focused on the main commodity used by the Company.

Timothy Borer1	46	2012
Director of the Company since 2005; Secretary and Treasurer of the Company since 2003; Self-employed since 2006; Manager of Galyen Land and Cattle for 24 years prior to becoming self-employed.

The Company has determined that Mr. Borer is qualified to serve on the Board of Directors because of his experience in managing a company based in the general locality of the Company.

Richard Bilstein	64	2012
Director of the Company since 2005; Vice Chairman of the Company since 2006; Farm Manager of Don Oppliger Farms since 2008; Farm Manager of Seger Farms from 1971-2008.

The Company has determined that Mr. Bilstein is qualified to serve on the Board of Directors because of his experience in managing farms based in the general locality of the Company.

Paul Corkle	58	2013
Director of the Company since 2005; Farmer and rancher and owner of Corkle Insurance Agency since 1979.

The Company has determined that Mr. Corkle is qualified for service on the Board of Directors because of his experience owning a business and a farm based in the general locality of the Company.

Paul Seger	72	2013
Director of the Company since 2005; owner of Seger Farms since 1967; president of Seger Grain and Trucking from 1974 to 2008; president of Seger Funeral Homes from 1960 to 2004 and director from 1985 to 2004.

The Company has determined that Mr. Seger is qualified for service on the Board of Directors because of his experience in farming and managing businesses based in the general locality of the Company.

Kirk Shane3	53	2013
Director of the Company since 2005.  Owner of a farm and ranch which he has operated for 30 years.

The Company has determined that Mr. Shane is qualified to serve on the Board of Directors because of his experience in farming and ranching in the general locality of the Company.

Todd Shane3	48	2013
Director of the Company since 2005; farmer and rancher with HBK Land & Cattle Co. since 1985.

The Company has determined that Mr. Shane is qualified to serve on the Board of Directors because of his experience in farming and ranching in the general locality of the Company.

Gerald Winings2	69	2013
Director of the Company since 2005; manager of Atkinson Fertilizer, Inc. a blender and distributor of agricultural fertilizers for ten years.

The Company has determined that Mr. Winings is qualified to serve on the Board of Directors because of his experience in managing a business based in the locality of the Company.

___________________

1	Messrs. Jeff Lieswald and Timothy Borer are brothers-in-law.
2	Messrs. Gerald Winings and Kenneth Osborne are brothers-in-law.
3	Messrs. Kirk Shane and Todd Shane are brothers.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

During the Company’s fiscal year ended on December 31, 2010 (“Fiscal Year 2010”), 13 meetings of the Board of Directors were held.  In addition, four meetings of the Audit Committee were held.  The Nominating Committee and the Corporate Governance/Compensation Committee were established by the Board in January 2007.  The Nominating Committee held two meetings during fiscal year 2010, and the Corporate Governance/Compensation Committee held one meeting during Fiscal Year 2010.  With the exception of Clayton Goeke, Jeff Lieswald, Ken Osborne and Gerald Winings, each of the Directors attended at least 75% of the aggregate meetings of the Board of Directors and the meetings held by the committees of the Board of Directors on which each Director served during Fiscal Year 2010.  The Company strongly encourages its Directors to attend all annual meetings, and all Director nominees attended the Company’s 2010 Annual Meeting.

Code of Ethics

On March 22, 2007, the Company’s Corporate Governance / Compensation Committee recommended to the full Board of Directors to adopt the Company’s Code of Ethics, which was attached as an exhibit to the Company’s Annual Report on Form 10-KSB filed April 1, 2008.  At the present time, in the event we amend our Code of Ethics or grant a waiver from its terms, we plan on disclosing the same through filings with the SEC, and not on our website.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act, whose members include Messrs. Bilstein and Seger, Co-Chairmen, Todd Shane and Timothy Borer, all of whom meet the Independence Standard.  The Audit Committee operates under a written charter which was approved by the Board of Directors and subsequently amended on May 16, 2007 and again on April 30, 2010, and which is attached to the 2010 Proxy Statement as Appendix B.  The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent registered public accounting firm for audit and non-audit services; evaluates the independence of the independent registered public accounting firm and reviews with the independent registered public accounting firm the fee, scope and timing of audit and non-audit services.  The Audit Committee also is charged with monitoring the Company’s Code of Ethics and Related Party Policy.  The Board of Directors has determined that the Audit Committee does not have an audit committee financial expert as that term is defined in Item 407(d)(5)(ii) of Regulation S-K who is willing to serve in that capacity.  Because of the Company’s limited size and shareholder base, the Board of Directors does not believe that it is necessary to find a person meeting the definition of audit committee financial expert, who is also independent, and the Company has removed this requirement from the attached Audit Committee charter.

Corporate Governance / Compensation Committee

The Company’s Corporate Governance/Compensation Committee was formed by the Board of Directors on January 29, 2007.  Its Charter, attached to this Proxy Statement as Appendix A, was adopted by the Board of Directors on January 29, 2007, and was subsequently modified by the Board of Directors on May 16, 2007.  The Corporate Governance / Compensation Committee’s Charter is available on the Company’s website-www.nedakethanol.com.  The Corporate Governance / Compensation Committee’s members are Everett Vogel, Richard Bilstein, Timothy Borer and Kenneth Osborne, all of whom meet the Independence Standard in 2009.

The Corporate Governance / Compensation Committee was appointed by the Board to (i) lead the Board in its annual review of the compensation provided to the Board and management, (ii) recommend corporate governance guidelines to the Board, (iii) review and discuss with management the Committee’s compensation discussion and analysis provided in its proxy statement, and (iv) provide any reports of the Committee regarding compensation which are required to be included in the Company’s proxy statements.  The Corporate Governance / Compensation Committee may delegate its functions to sub-committees if it deems such delegation appropriate.

Nominating Committee

The Nominating Committee was appointed by the Board of Directors to identify and recommend approval of all Director nominees to be elected at the annual Members’ meetings and to recommend to the Board of Directors nominees for each committee of the Board.  On January 29, 2007, the Board of Directors approved the Nominating Committee Charter, which was subsequently revised on May 16, 2007 and is attached to this Proxy Statement as Appendix B.  The Nominating Committee Charter is available on the Company’s website-www.nedakethanol.com.  The Nominating Committee consists of Timothy Borer, Todd Shane and Gerald Winings.  All of the members of the Nominating Committee meet the Independence Standard.

The Nominating Committee may seek input from other Directors or senior management in identifying candidates.  Members may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled “MEMBER PROPOSALS FOR 2012 ANNUAL MEETING.”

The qualifications used in evaluating Director candidates include but are not limited to: time commitments, attendance, business judgment, management, accounting, finance, industry knowledge, as well as, personal and professional ethics, integrity and values.  The Nominating Committee further reviews the qualifications of any candidate in the context of the current composition of the Board of Directors and the needs of the Company. The same identifying and evaluating procedures apply to all candidates for Director nomination, whether nominated by Members or by the Nominating Committee.  The Nominating Committee does not consider diversity when selecting nominees for the Board of Directors.  The Nominating Committee has approved all of the nominees for Director identified above under PROPOSAL 1.

Board Structure and Risk Oversight

The Chairman of the Company’s Board of Directors is Everett Vogel, who is a non-employee director, and has served as the Chairman since 2006.  The Company’s President and General Manager is Jerome Fagerland.  Mr. Fagerland has served as President of the Company since 2003 and as General Manager of the Company since 2006.  Although the Company does not have a policy mandating the separation of the roles of Chairman of the Board and President/General Manager, the Company’s Board of Directors reserves the right to determine the appropriate leadership structure for its Board of Directors on a case-by-case basis.  The Company’s Board of Directors believe that this separation remains appropriate as it allows the President/General Manager to focus on the day-to-day business matters, while the Chairman focuses on leading the Board of Directors in its responsibilities of acting in the best interests of the Company and its Members.  The Chairman of the Board is responsible for managing the business of the Board of Directors, including setting the agenda for Board of Directors meetings, facilitating communication among directors, presiding at meetings of the Board of Directors and Members, sitting as chair at executive sessions at each regularly scheduled Board of Directors’ meeting, and providing support and counsel to the President/General Manager.  The Company believes that this board leadership structure is appropriate in maximizing the effectiveness of its Board of Directors oversight and in providing perspective to its business that is independent from management.

The Company’s Board of Directors has an active role, as a whole and also at the committee level, in overseeing the Company’s management.  The Company’s Board regularly reviews information regarding its credit, liquidity and operations, as well as the risks associated with each.  The Company’s Corporate Governance / Compensation Committee is responsible for overseeing the management of risks relating to its executive compensation plans and arrangements.  The Company’s Audit Committee oversees management of financial risks, including internal controls.  The Company’s Nominating Committee manages risks associated with the independence of members of the Company’s Board of Directors.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the Company’s entire Board of Directors is regularly informed through committee reports about such risks.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, once the Units are registered under section 12 of the Exchange Act, officers and Directors of the Company and persons beneficially owning 10% or more of the Units (collectively, “reporting persons”) must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Company’s equity securities with the Securities and Exchange Commission (“SEC”).  During Fiscal Year 2010, each of the following persons filed one Section 16(a) report late: Paul Corkle and Paul Seger.  Based solely upon a review of copies of these reports sent to the Secretary of the Company and/or written representations from reporting persons that no additional Form 5 was required to be filed with respect to Fiscal Year 2010, the Company believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the SEC (except that two Section 16(a) reports were filed late as noted in the previous sentence).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee

The Corporate Governance / Compensation Committee is responsible for, among other things, annually reviewing and approving the Company’s compensation policies, and operates under a Charter attached to this Proxy Statement as Appendix A.  The Charter provides that the Corporate Governance / Compensation Committee may form subcommittees and delegate its responsibilities to subcommittees where appropriate.  While the Company’s executive officers do not participate in determining or recommending the compensation for the executive officers, Mr. Vogel and Mr. Bilstein, as officers of the Board, and Mr. Borer, the Company’s principal financial officer, are members of the Committee and have participated in recommending the compensation payable to Directors for their service as such to the Board.  The Corporate Governance / Compensation Committee has not engaged consultants to assist it in these determinations, though its Charter provides that it may engage such consultants if it deems it appropriate.

Compensation of Directors and Officers

As of April 18, 2011, the Company had 36 paid employees.  The Company does not provide any of equity bonus, stock options, stock appreciation rights, non-equity incentive plans, non-qualified deferred compensation or pension benefits to its officers.  Further, the Company has no agreements with any officer, for their service as such, pertaining to change in control payments.  The Company does reimburse its officers for their expenses incurred relating to their service provided to us.

On April 13, 2007, the Corporate Governance / Compensation Committee recommended that the Board adopt a policy to compensate the Directors for their services as such (the “Policy”) in the following amounts: (i) $1,000.00 per month retainer, (ii) $500.00 per Board meeting attended, (iii) $250.00 per Committee meeting attended, and (iv) reimbursement of mileage at the current rate established by the Internal Revenue Service.  The amounts provided in (i) through (iii) began to accrue on August 1, 2007, but no amounts were payable until the Company was operational, and sales had commenced.  Additionally, all financial covenants to agreements with the Lenders must be satisfied before such payments will commence.  Pursuant to the authority granted to the Board in Section 6.1(b) of the Operating Agreement, the requisite number of Directors approved the Policy on April 13, 2007.  No payments had been made to any Director pursuant to the Policy as of December 31, 2009.  However, as of January 1, 2010, management recommended to the Board of Directors that the accrued payable for Director compensation not be allowed to continue to grow.  As a consequence to the Director’s ratification of this recommendation, the Company began making payment directly to the directors for all compensation specified payable for retainers and meeting attendance.

The Company entered into an Employment Agreement with Jerome Fagerland on October 30, 2007, under which Mr. Fagerland serves the Company in the position of President and General Manager (the “Employment Agreement”).  The term of the Employment Agreement is four years, may be extended for two additional two-year periods upon the parties’ consent, and may be terminated in a manner which is customary in such agreements.  We have agreed to compensate Mr. Fagerland as follows under the Employment Agreement: (i) a base annual salary of $130,000, with 5% annual increases, (ii) any fringe benefit programs the Company may have in effect from time to time, (iii) customary vacation, (iv) a vehicle allowance of $750 per month, and (v) annual bonuses, payable as determined by the Corporate Governance / Compensation Committee of the Board of Directors at the end of the calendar year, which equal 1% of our net profits (determined according to GAAP) on a quarterly basis, not to exceed 75% of base salary.

The table below summarizes the amounts paid to Mr. Fagerland under the Employment Agreement in fiscal years 2009 and 2010 and includes all forms of compensation payable.

OFFICER COMPENSATION
	Annual Compensation
Name and Principal Position	Year	Salary	All Other Compensation	Total

Jerome Fagerland,	2009	$150,491	$15,589(1)	$166,080
General Manager	2010	$158,016	$16,568(2)	$174,584

  (1)  The amount disclosed in the table under All Other Compensation includes: (i) $9,000 for a vehicle allowance, and (ii) and $6,589 contributed to Mr. Fagerland’s 401(k) plan, all under the terms of the Employment Agreement in fiscal year 2009.

(2)  The amount disclosed in the table under All Other Compensation includes: (i) $9,000 for a vehicle allowance, and (ii) and $7,568 contributed to Mr. Fagerland’s 401(k) plan, all under the terms of the Employment Agreement in fiscal year 2010.

No payments were been made to any Director pursuant to the Policy as of December 31, 2009, but as of January 1, 2010, the Company began making payment directly to the directors for all compensation payable for retainers and meeting attendance.  Mr. Fagerland has agreed to not accept any compensation under the Policy with respect to Committee meetings.  The table below indicates compensation earned by our Directors in fiscal years 2008, 2009 and 2010 under the Policy.

DIRECTOR COMPENSATION
Name	Fees Earned 2007 (1)	Fees Earned 2008 (1)	Fees Earned 2009 (1)	Fees Earned 2010 (1)	Fees Paid 2010 (1)	Total Earned (1)	Total Unpaid (1)

Jeff Lieswald	$10,000	$18,000	$18,750	$18,750	$6,750	$65,500	$58,750
Kirk Shane	$7,750	$19,500	$20,500	$20,000	$6,250	$67,750	$61,500
Todd Shane	$10,250	$20,750	$21,250	$19,500	$7,000	$71,750	$64,750
Gerald Winings	$7,000	$18,000	$17,000	$17,000	$5,500	$59,000	$53,500
Everett Vogel	$9,250	$23,750	$29,000	$32,750	$11,000	$94,750	$83,750
Paul Seger	$9,000	$20,500	$20,000	$18,500	$5,500	$68,000	$62,500
Kenneth Osborne	$9,000	$19,000	$19,000	$16,250	$5,250	$63,250	$58,000
Robin Olson	$10,000	$20,750	$21,000	$20,000	$6,750	$71,750	$65,000
Clayton Goeke	$7,500	$18,000	$18,250	$16,500	$5,500	$60,250	$54,750

Jerome Fagerland	$7,500	$19,500	$19,500	$18,500	$6,000	$65,000	$59,000
Steve Dennis	$9,500	$21,750	$19,500	$19,250	$6,750	$70,000	$63,250
Paul Corkle	$9,250	$19,750	$19,750	$18,000	$6,000	$66,750	$60,750
Timothy Borer	$10,250	$28,500	$31,250	$32,750	$12,000	$102,750	$90,750
Richard Bilstein	$12,500	$29,000	$31,250	$32,500	$11,750	$105,250	$93,500

(1)  As discussed above, all of these amounts have been earned under the Policy, but are not payable until the company commenced operations and profitability and cash flow reach levels sufficient to make such payments reasonable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

Independent Registered Public Accounting Firm Fees and Services

During and in connection with its 2009 and 2010 fiscal years, the Company engaged McGladrey & Pullen, LLP (“McGladrey”) as the Company’s independent registered public accounting firm.  At no point in the past two years, has McGladrey issued an adverse opinion or disclaimer of opinion, or was their opinion qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph being included in McGladrey’s opinion related to substantial doubt about the Company’s ability to continue as a going concern.

The fees billed by McGladrey and its affiliate RSM McGladrey, Inc. to the Company for the fiscal years ended December 31, 2010 and 2009 are as follows:
Category	Year	McGladrey	Boulay
Audit Fees (1)	2010	$102,879	$0
	2009	$126,000	$48,436
Audit-Related Fees	2010	$0	$0
	2009	$0	$0
Tax Fees	2010	$18,379	$0
	2009	$0	$0
All Other Fees(2)	2010	$0	$0
	2009	$24,000	$0

(1)
The audit fees were incurred for the audit of the Company’s annual financial statements included within its annual report on Form 10-K, the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, as well as services in connection with other statutory and regulatory filings or engagements for the fiscal years ended December 31, 2010 and 2009.

(2)	The other fees in 2009 were incurred for an agreed-upon procedures engagement over contract lien waivers.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.  One hundred percent (100%) of all audit services were pre-approved by our Audit Committee.

Audit Committee Report

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this regard, the Audit Committee has reviewed and discussed the audited financial statements for Fiscal Year 2010 with management and discussed other matters related to the audit with the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee met with the independent registered public accounting firm, with and without management present, and discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  The independent auditors also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey & Pullen, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee has considered whether McGladrey has maintained its independence during Fiscal Year 2010.  Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC.

AUDIT COMMITTEE:
Richard Bilstein, Co-Chair
Paul Seger, Co-Chair
Todd Shane
Timothy Borer

Appointment of Independent Registered Public Accounting Firm

Our Audit Committee, pursuant to its Charter, has appointed McGladrey as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for our 2011 fiscal year.  The Company does not expect that representatives of McGladrey will attend the 2011 Annual Members’ Meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In March, 2009 our directors purchased the Class A Preferred Units indicated under the caption titled “Voting, Voting Securities and Principal Unit Holders” under the column titled “Amount and Nature of Beneficial Ownership of Class A Preferred Units.”

Each of our current Directors (in addition to one former Director) loaned us $1,000 in 2004, which loans bear interest at five percent per annum, and the total principal and interest was payable in April, 2009.  The loans were amended in April 2009 to add $3,750 of accrued interest to the principle and to extend the term of the loan, with the total principal and interest payable in April 2012.

During Fiscal Year 2010, the Company purchased grains from certain directors and officers and certain directors and offices purchased distiller’s grains from the Company.  The chart below indicates the amount of grains purchased by the Company from directors and officers and the amount of distiller’s grains purchased by directors and officers from the Company.  All grains purchased by the Company from directors and distiller’s grains sold to directors were at market prices, in accordance with the Company’s Related Party Policy, discussed below.

YEAR ENDING DECEMBER 31, 2010
Name	Distillers Grains Purchased from the Company	Grains Sold to Company
Richard Bilstein	-	$17,017
Timothy Borer	-	$362,260
Paul Corkle	-	$47,679
Steve Dennis	$161,547	$3,126,141
Jerome Fagerland	-	-
Clayton Goeke	$75,803	$58,918
Jeff Lieswald	-	-
Robin Olson	-	$565,023
Kenneth Osborne	-	-
Paul Seger	-	-
Kirk Shane	$79,372	$609,342
Todd Shane	-	$517,531
Everett Vogel	-	$63,327
Gerald Winings	-	-

The information contained in the “Compensation of Directors and Executive Officers” is incorporated herein by reference.

Conflicts of interest may arise as a result of the relationships between and among our Members, officers, Directors and their affiliates, although our officers and Directors have fiduciary duties to us. We do not have a committee of Directors independent of our promoters or Members or an otherwise disinterested body to consider transactions or arrangements that result from conflicts of interest. Our Operating Agreement permits the Company to enter into agreements with Directors, officers, Members and their affiliates, provided that, in the case of transactions with Directors, if a Director with an interest in the transaction votes on such matter, that the nature of such interest is disclosed.  Our Board has adopted a Related Party Policy (the “Related Party Policy”), a copy of which is attached to the 2010 Proxy Statement as Appendix C, which applies to any transaction or arrangement having an aggregate value of $120,000 or more (a “Related Party Transaction”) between the Company and any of the following persons (each a “Related Person”):

●	Any person who is or was an executive officer, director or nominee of the Company since the beginning of the Company’s last fiscal year;
●	Any person or group beneficially owning more than 5% of the Company’s Units;
●	Any immediate family member of any of the foregoing; and
●	Any company in which any of the foregoing persons is employed or is a partner or principal, or in which such person has a 10% beneficial interest.

The Related Party Policy provides that the Company’s Corporate Governance / Compensation Committee must pre-approve any Related Party Transaction.  If pre-approval is not possible, the Related Party Policy provides that either the Audit Committee or the entire Board of Directors must ratify the Related Party Transaction at its next regularly scheduled meeting.  When determining whether to approve or ratify a Related Party Transaction, the applicable Committee or the Board will consider factors including the Related Party’s interest in the transaction, the availability (if at all) of alternate sources of comparable products or services, whether the terms of the transaction are no less favorable than the terms generally available in unaffiliated transactions under similar circumstances, the benefits to the Company, and the value of the transaction.  If a Director is a Related Party, the Related Party Policy provides that such Director may not participate in the Committee or Board discussions regarding the Related Party Transaction.

The Related Party Policy also provides that the following transactions are not considered Related Party Transactions:

●	Any compensation paid to a Director if such compensation is pursuant to the Board-approved standard compensation arrangements for Directors;
●	Any transaction with another company at which a Related Party’s only relationship is as director and/or beneficial owner of less than a 10% equity interest of that company’s shares;
●
Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids, or any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

●	Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;
●
Any transaction in which the Related Party’s interest arises solely from the ownership of the Company’s equity securities and all holders of the Company’s equity securities received the same benefit on a pro rata basis (e.g. distributions);

●	Transactions available to Company employees generally; and
●
Any transaction involving purchases of grain and sales of distiller’s grains by the Company from or to a Director if such purchase or sale is at the posted price or the price generally offered by the Company to non-Director grain producers and cattle feeders.

Our Board may modify the Related Party Policy.  We do engage in numerous transactions with our Directors, Members or their affiliates with respect to the purchase of corn and the sale of distiller’s grains, although such transactions must comply with the Related Party Policy, and prices are determined by the market at arm’s length.  We believe that excluding our Directors and affiliates from such transactions would place unnecessary limits on our procurement and sales.

The Company applies the Independence Standard to determine whether directors are independent.  Jerome Fagerland is not considered “independent” under the Independence Standard. Todd and Kirk Shane, Everett Vogel, Timothy Borer, Gerald Winings, Paul Corkle, Paul Seger, Clayton Goeke, Robin Olson, Steve Dennis, Jeff Lieswald, Kenneth Osborne and Richard Bilstein all meet the definition of “independent director” adopted by the Board of Directors.

MEMBER PROPOSALS FOR 2012 ANNUAL MEETING

Under the rules of the SEC, any Member proposal to be considered by the Company for inclusion in the proxy material for the 2012 Annual Members’ Meeting—which we presently plan to hold in June 2012, must be received by the Secretary of the Company, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713, by January 5, 2012.  The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.  Proposals submitted later than January 5, 2012 will be considered untimely and will not be included in the Company’s proxy statement for the 2012 Annual Members’ Meeting.

In addition, the Operating Agreement provides that Members entitled to vote at a meeting may nominate a Director candidate.  Normally, Members so wishing to nominate a candidate must provide notice to the Company no later than 120 days prior to the date which is the one-year anniversary of the date on which the Company mailed the proxy materials for its annual meeting in the prior year. Accordingly, Members wishing to nominate a person for election as Director at the 2012 annual Members’ meeting must provide the following information to the Company by January 5, 2012: (i) the name and address of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of record of Units entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation/employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person(s) pursuant to which such nominations are to be made; (v) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; (vi) the consent of each nominee to serve as a Director if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the then outstanding Units and clearly setting forth the proposed nominee as a candidate for the Director’s seat to be filled.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director.  The presiding Officer of the annual meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if so determined, the defective nomination shall be disregarded.  A copy of the Company’s Operating Agreement will be furnished to Members without charge upon written request to the Secretary of the Company.

MEMBER COMMUNICATION

Pursuant to policy adopted by the Board of Directors on May 16, 2007, any Member wishing to communicate with any of the Company’s Directors regarding matters related to the Company may send correspondence to the Director in care of Secretary, NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713. The Chairman of the Corporate Governance / Compensation Committee will review and determine the appropriate response to questions from Members, including whether to forward communications to individual Directors.  The independent members of the Board of Directors review and approve the Member’s communication process periodically to ensure effective communication with the Members.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2011 Annual Meeting.  If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting.

PERIODIC REPORTS

The Company’s financial statements and related financial information required to be provided to Members in connection with this Proxy Statement are contained in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 (the “Annual Report”), which was filed with the SEC on March 31, 2011.  The Annual Report accompanies the Company’s Fiscal Year 2010 Annual Report, as well as this Proxy Statement, and is available on the Company’s web site at www.nedakethanol.com, but these documents are not deemed to be a part of the proxy soliciting material.  Members may request paper copies of the Annual Report itself, this Proxy Statement and the Proxy Card by sending an e-mail to Lisa Fix at lfix@nedakethanol.com, calling (877) 959-5570, or by making a request at www.nedakethanol.com.  Members may make a request for all future meetings or only for the 2011 Annual Members Meeting.  A copy of the exhibits to the Annual Report will be mailed to Members for a fee of $15 for each document upon request to NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713, or by calling (877) 959-5570.  Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of Membership Units of the Company on April 18, 2011.

RETURN OF PROXY CARD

The Notice of the Annual Meeting was mailed to all members of record on May 5, 2011 and the Proxy Card will be separately mailed on or about May 16, 2011.  All members are encouraged to Date, Sign and return the Proxy Card at your earliest convenience in the postage paid envelop which accompanies that mailing.

Alternatively, the Proxy Card is available at www.nedakethanol.com.  Any member of record may print out the Proxy Card and submit that as authorization to vote by proxy at the 2011 Annual Meeting of NEDAK Ethanol, LLC.  You do not need to provide any personal information to print off a Proxy Card - you will only need to confirm your Membership Unit ownership on the Proxy Card in order for your vote to be counted.  You may return the signed and dated Proxy Card in an adequate envelope addressed to NEDAK Ethanol, LLC, 87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713, at your earliest convenience.

Prompt submission of your Proxy Card to the Company will be appreciated as it will save the expense of further mailings and telephone solicitations.

By Order of the Board of Directors

Timothy Borer, Secretary

Atkinson, Nebraska
May 5, 2011

NEDAK Ethanol, LLC
Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Members
June 15, 2011

Member Name and Number of Units Held:

The undersigned hereby appoints Jerome Fagerland and Everett Vogel and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the Membership Units of NEDAK ETHANOL, LLC (the “Company”) held of record by the undersigned on April 18, 2011, at the Annual Meeting of Members of the Company to be held on June 15, 2011 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned Member.  If Directors are not indicated, the proxy will be voted to elect the nominees described in Item 1 of the Company’s Proxy Statement.  The proxies, in their discretion, are further authorized to vote in their discretion (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting; (b) for any substitute nominees as the proxies may select if any nominee named below is unable to serve; and (c) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

Members have the right to vote cumulatively in the election of directors and at the Members’ Meeting, the proxies intend to vote cumulatively and to allocate votes among the director nominees listed below, unless authority to vote for any nominee is withheld.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

			Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. To elect four Directors to serve until the 2014 Annual Meeting of Members or until their respective successors shall be elected and qualified:

Director Nominees:	FOR all nominees ☐	WITHHOLD Authority for all nominees ☐
01 Jerome Fagerland
02 Clayton Goeke
03 Robin Olson
04 Everett Vogel

If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors.
2. To transact such other business that may properly come before the meeting and any adjournment thereof.

(INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee’s name on the space provided below.)

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign your name exactly as it appears hereon.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.  If Units are held jointly, each holder should sign.

Appendix A
Corporate Governance/Compensation Committee Charter

Purpose

The Corporate Governance / Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") of NEDAK Ethanol, LLC (the "Company"): (1) to lead the Board and Company in its annual review of compensation given to Board members and other Company management members; (2) to recommend to the Board corporate governance guidelines applicable to the Company; (3) to review and discuss with the Company's management the Compensation Discussion and Analysis ("CD&A") to be included in the Company's annual proxy statement and determine whether to recommend to the Board that the CD&A be included in the proxy statement; and (4) to provide the Compensation Committee Report for inclusion in the Company's proxy statement that complies with the rules and regulations of the Securities and Exchange Commission except as otherwise required by applicable laws.

Committee Membership

The Committee shall consist of three Officers of the Board, in addition to one other Director appointed by the Board. The members of the Committee shall be appointed and may be replaced by the Board at any time. The Committee chairperson shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Committee.

Meetings

The Committee shall meet at least once a year, and more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee will maintain written minutes of its meetings, which minutes will be filed with the Secretary of the Company. The Committee will report to the Board regarding recommendations of the Committee submitted to the Board for action, and provide the Board copies of the minutes of its meetings. The Committee may act via written consent as provided for in the Company's Operating Agreement.

Committee Authority and Responsibilities

1.
The Committee shall oversee the formulation of, and shall recommend for adoption to the Board, a set of Corporate Governance Guidelines. The Committee shall periodically review and reassess the Corporate Governance Guidelines of the Company and recommend appropriate changes to the Board for approval.

2.	The Committee may form and delegate authority to subcommittees when appropriate.
3.	The Committee shall periodically review and approve the Company's compensation program for service on the Board or any of its committees, and Company management members.
4.	The Committee shall periodically review and reassess this Charter and recommend any appropriate changes to the Board for approval.
5.
The Committee shall review all conflicts of interest which may arise from time to time regarding members of the Board or executive officers and review and approve all related party transactions which would require disclosure in the Company's proxy statement.

6.
The Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the compensation of the Company's elected officers. The Committee shall have the sole authority to approve the fees and other retention terms with respect to such a compensation consultant. The Committee also has the authority, as necessary and appropriate, to consult with other outside advisors to assist in its duties to the Company.

Adopted by the Board of Directors of
NEDAK Ethanol, LLC, as amended on
May 16, 2007

Appendix B
Nominating Committee Charter

Purpose

The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of NEDAK Ethanol, LLC (the "Company"): (1) to identify individuals qualified to become Board members, and to recommend to the Board persons to fill Board vacancies or to stand for election by Members; and (2) to recommend to the Board nominees for each Board committee.

Committee Membership

The Committee shall consist of no fewer than three Board members who shall meet the independence requirements adopted by the Board. The members of the Committee shall be appointed and may be replaced by the Board at any time. The Committee chairperson shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Committee.

Meetings

The Committee shall meet at least once a year, and more frequently as circumstances dictate, in order to accomplish the following prior to the annual election of directors by Members (1) nominate directors to serve; and (2) obtain Board ratification of such Board nominees. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee will maintain written minutes of its meetings, which minutes will be filed with the Secretary of the Company.

The Committee will report to the Board regarding recommendations of the Committee submitted to the Board for action, and provide the Board copies of the minutes of its meetings.

Committee Authority and Responsibilities

1.
The Committee shall have the sole authority to retain and terminate any search firm to identify and/or analyze director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to access Company resources and to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.
Each year, the Committee shall implement the process below to seek individuals qualified to become board members for recommendation to the Board and shall consider the re-election of existing directors. The Committee believes that having directors with relevant experience in business and industry, agriculture, finance and other areas is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The Committee shall monitor the mix of skills and experience of its directors and committee members in order to assess whether the Board has the appropriate tools to perform its oversight function effectively.

3.	Taking this into account, for each year's nominations the Committee will take the following steps:

a.
With respect to nominating existing directors, the Committee will review relevant information available to it, including the latest Board evaluations for such persons, if any, and assess their continued ability and willingness to serve as a director. The Committee will also assess such persons' contributions in light of the mix of skills and experience the Committee has deemed appropriate for the Board.

b.
With respect to nominations of new directors, the Committee will conduct a thorough search to identify candidates based upon criteria the Committee deems appropriate and considering the mix of skills and experience necessary to complement existing Board members. The Committee will then review selected candidates and make a recommendation to the Board. The Committee may seek input from other Board members or senior management in identifying candidates.

The Committee will consider nominations for the Board by Members the same way it evaluates other individuals for nomination as a new director. Such nominations must be made in accordance with the Company's Operating Agreement and other policies to be considered.

Adopted by the Board of Directors of
NEDAK Ethanol, LLC, as amended
May 16, 2007